Merger	12 Months Ended
Dec. 31, 2018
Merger [Abstract]
Merger

4.  MERGER

On April 30, 2018, the Company completed the acquisition of Liverpool Community Bank, a Pennsylvania state-chartered bank with one branch location in Liverpool, Perry County. Liverpool was merged with and into The Juniata Valley Bank. As of the merger date, Liverpool had assets of $45,360,000, loans of $32,091,000, and equity of $9,246,000.

Prior to the acquisition, Juniata owned 1,214, or 39.16%, of the 3,100 outstanding common shares of Liverpool. The merger was accounted for using the acquisition method of accounting, in accordance with the provisions of ASC 805, Business Combinations. Juniata obtained control over Liverpool in a step acquisition by acquiring the previously unowned interest in Liverpool. As such, Juniata was required to remeasure its previously held equity interest in Liverpool at its acquisition date fair value and recognize the resulting gain in earnings. The purchase price for the step acquisition was calculated as the aggregate of the consideration transferred for the newly acquired interest (Step Two 60.84% interest) and the fair value of Juniata’s previously held equity interest (Step One 39.16% interest) in Liverpool.

On April 30, 2018, Juniata’s Step One adjusted basis in Liverpool was $5,037,000, which included a $415,000 equity gain from the acquisition, in addition to Juniata’s basis in Liverpool of $4,622,000 prior to the recording of the equity gain.

Liverpool shareholders (other than Juniata, whose Liverpool common stock owned of record or beneficially was cancelled) received either: (i) 202.6286 shares of common stock of Juniata or (ii) $4,050.00 in cash in exchange for each share of Liverpool common stock subject to the limitation that cash would be paid for no more than 20% and no less than 15% of Liverpool’s outstanding common stock. As a result, Juniata issued 315,284 shares of common stock with an acquisition date fair value of approximately $6,463,000, based on Juniata’s closing stock price of $20.50 on April 30, 2018, and cash of $1,362,000, including cash in lieu of fractional shares for a total Step Two purchase price consideration of $7,825,000. The total purchase price of the merger, including both the Step One adjusted basis and Step Two purchase price consideration, was $12,862,000.

The assets and liabilities of Liverpool were recorded on the consolidated balance sheet at their estimated fair value as of April 30, 2018, and its results of operations have been included in the consolidated income statement since such date.

The purchase price included goodwill and a core deposit intangible of $3,691,000 and $289,000, respectively. The core deposit intangible will be amortized over a ten-year period using a sum of the year’s digits basis. The goodwill will not be amortized but will be tested annually for impairment, or more frequently if circumstances require.

The allocation of the purchase price is as follows:

(Dollars in thousands)

Step One Purchase Price Consideration
April 30, 2018 JUVF basis in LCB (before gain)	$4,622
Increase in Step One basis from equity gain in acquisition	415
Total Step One adjusted basis	5,037

Step Two Purchase Price Consideration
Purchase price assigned to LCB common shares exchanged for 315,284 JUVF common shares	$6,463
Purchase price assigned to LCB common shares exchanged for cash including cash in lieu of
fractional shares	1,362
Total Step Two purchase price consideration	7,825
Total purchase price	12,862

LCB net assets acquired:
Tangible common equity	9,246
Adjustments to reflect assets acquired and liabilities assumed at fair value:
Total fair value adjustments	(95)
Associated deferred income taxes	20
Fair value adjustment to net assets acquired, net of tax	(75)
Total LCB net assets acquired	9,171
Goodwill resulting from the merger	$3,691

The following table summarizes the estimated fair value of the assets acquired and liabilities assumed.

(Dollars in thousands)

Total purchase price	$12,862
Net assets acquired:
Cash and cash equivalents	8,923
Investments in time deposits with banks	3,675
Loans	31,331
Premises and equipment	125
Accrued interest receivable	123
Core deposit and other intangibles	289
Bank owned life insurance	632
FHLB stock	124
Other assets	267
Deposits	(36,052)
Accrued interest payable	(17)
Other liabilities	(249)
9,171
Goodwill	$3,691

As of April 30, 2018, the merger date, goodwill was recorded at $3,691,000. ASC 805 allows for adjustments to the estimated fair value of assets and liabilities, and the resulting goodwill for a period of up to one year after the merger date for new information that becomes available that reflects circumstances at the merger date.

The fair value of the financial assets acquired included loans receivable with a gross amortized cost basis of $32,091,000.  The table below illustrates the fair value adjustments made to the amortized cost basis in order to present a fair value of the loans acquired.

(Dollars in thousands)

Gross amortized cost basis at April 30, 2018	$32,091
Market rate adjustment	272
Credit fair value adjustment on pools of homogeneous loans	(496)
Credit fair value adjustment on purchased credit impaired loans	(622)
Reversal of existing deferred fees and premiums	86
Fair value of purchased loans at April 30, 2018	$31,331

The market rate adjustment represents the movement in market interest rates, irrespective of credit adjustments, compared to the stated rates of the acquired loans. The credit adjustment made on pools of homogeneous loans represents the changes in credit quality of the underlying borrowers from the loan inception to the acquisition date. The credit adjustment on impaired loans is derived in accordance with ASC 310-30 and represents the portion of the loan balances that has been deemed uncollectible based on the Company’s expectations of future cash flows for each respective loan.

Summarized below is the acquired Liverpool purchased credit impaired loan portfolio as of April 30, 2018.

(Dollars in thousands)

Contractually required principal and interest at acquisition	$2,022
Contractual cash flows not expected to be collected (nonaccretable discount)	(1,273)
Expected cash flows at acquisition	749
Interest component of expected cash flows (accretable discount)	(177)
Fair value of acquired loans	$572

The following table presents unaudited pro forma information as if the merger between Juniata and Liverpool had been completed on January 1, 2017. The pro forma information does not necessarily reflect the results of operations that would have occurred had Juniata merged with Liverpool at the beginning of 2017. Due to Juniata’s former 39.16% ownership in Liverpool, the income previously recorded in 2018 and 2017 that was attributable to the partial ownership of Liverpool has been excluded, in addition to merger-related costs incurred in 2018 and the resulting tax impacts. Supplemental pro forma earnings for the year ended December 31, 2018 were adjusted to exclude $296,000 from the income/gain from unconsolidated subsidiary, $884,000 in merger-related expenses, and the resulting tax benefit of $123,000. The results for the comparable 2017 period were adjusted to include the aforementioned merger-related expenses; however, those results exclude the income from unconsolidated subsidiary and merger-related expenses previously recorded in the year ended December 31, 2017 of $167,000 and $13,000, respectively. The resulting tax benefit included in the year ended December 31, 2017 was $218,000. A 21% tax rate was assumed in both the 2018 and 2017 periods. The pro forma financial information does not include the impact of possible business model changes, nor does it consider any potential impacts of current market conditions or revenues, expense efficiencies or other factors.

(Dollars in thousands; except share data)	Years ended December 31,
	2018	2017
Net interest income after loan loss provision	$20,629	$19,943
Noninterest income	4,816	5,347
Noninterest expense	18,818	19,098
Net income available to common shareholders	6,996	5,184
Net income per common share	1.37	1.02